Exhibit 99.2

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is entered into as of January     , 2017 (the “Effective Date”), by and among (i) Magellan Petroleum Corporation, a Delaware corporation (“Magellan”), (ii) Tellurian Investments Inc., a Delaware corporation (“Tellurian”), (iii) Total Delaware, Inc., a Delaware corporation (“Total”), and (iv) the individuals set forth on Schedule A of this Agreement (referred to herein individually as a “Stockholder” and collectively, as the “Stockholders”) who are current stockholders of Tellurian and will be stockholders of Magellan following the Merger (as defined below).

RECITALS:

WHEREAS, Tellurian and Total have entered into that Common Stock Purchase Agreement, dated as of December 19, 2016 (the “Purchase Agreement”), pursuant to which Total has agreed to purchase and Tellurian has agreed to issue and sell 35,384,615 shares of common stock, par value $0.001 per share, of Tellurian (“Tellurian Common Stock”) in exchange for $206,999,997.75;

WHEREAS, this Agreement is being executed and delivered in connection with the closing of the transactions contemplated by the Purchase Agreement;

WHEREAS, Magellan, Tellurian and River Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Magellan (“Merger Sub”), entered into that Agreement and Plan of Merger, dated August 2, 2016 (as amended on November 23, 2016 and December 19, 2016, and as may be further amended from time to time, the “Merger Agreement”), pursuant to which each outstanding share of common stock, par value $0.001 per share, of Tellurian will be converted into the right to receive 1.3 shares of common stock, par value $0.01 per share of Magellan (“Magellan Common Stock”), and Merger Sub will merge with and into Tellurian, with Tellurian continuing as the surviving corporation and a direct subsidiary of Magellan (the “Merger”);

WHEREAS, immediately following the effectiveness of the Merger (the “Merger Effective Time”), Total will own (either of record or beneficially) 46,000,000 shares of Magellan Common Stock; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement and the Merger Agreement, the parties hereto desire to enter into this Agreement to set forth certain understandings and agreements with respect to (a) the appointment of a director to each of the Boards of Directors of Tellurian and Magellan and (b) the other matters set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

VOTING AGREEMENT

Section 1.1 Designation of a Director.

(a) Designation of the Total-Tellurian Director. Immediately following the closing of the transactions contemplated by the Purchase Agreement, Jean Jaylet (the “Initial Total-Tellurian Director”) shall be appointed to the Board of Directors of Tellurian (the “Tellurian Board”). Subject to Total’s compliance with Section 2.14 hereof, at all times prior to the Merger Effective Time and the Expiration Date, each Stockholder agrees to vote all voting securities of Tellurian owned or controlled by such Stockholder, and agrees to take all other actions within such Stockholder’s control relating to the ownership of Tellurian Common Stock (including by attending stockholder meetings in person or by proxy for purposes of constituting a quorum and the execution of written consents in lieu of meetings), and Tellurian agrees to take all commercially reasonable actions within its control (including calling Board and stockholder meetings), to elect to the Tellurian Board one (1) director designated by Total (each such director, including the Initial Total-Tellurian Director, is referred to herein as the “Total-Tellurian Director”).

(b) Designation of the Total-Magellan Director. Subject to Total’s compliance with Section 2.14 hereof, at all times after the Merger Effective Time and prior to the Expiration Date, each Stockholder agrees to vote all voting securities of Magellan owned or controlled by such Stockholder, and agrees to take all other actions within such Stockholder’s control relating to its ownership of Magellan Common Stock (including by attending stockholder meetings in person or by proxy for purposes of constituting a quorum and the execution of written consents in lieu of meetings), and Magellan agrees to take all commercially reasonable actions within its control (including calling Board and stockholder meetings), to elect to the Board of Directors of Magellan (the “Magellan Board”) one (1) director designated by Total (each such director is referred to herein as the “Total-Magellan Director”), with Jean Jaylet designated by Total to serve as the initial Total-Magellan Director immediately following the Merger Effective Time.

(c) Qualifications. Any Total-Tellurian Director or Total-Magellan Director appointed or elected to the Tellurian Board or the Magellan Board, as applicable, (i) may be removed for cause in accordance with applicable law or Tellurian’s or Magellan’s respective certificate of incorporation and bylaws as in effect on the date hereof and (ii) shall not be prohibited or disqualified from serving as a director of Tellurian or Magellan, respectively, pursuant to any rule or regulation of the Securities and Exchange Commission, any other governmental authority, the Nasdaq Capital Market, or by applicable law.

Section 1.2 Removal and Vacancies.

(a) Removal Rights. Subject to Section 1.1(c), at all times prior to the Merger Effective Time and the Expiration Date, Total will have the sole right to remove the Total-Tellurian Director.

(b) Removal of the Total-Tellurian Director. At all times prior to the Effective Time of the Merger and the Expiration Date, Total may remove the Total-Tellurian Director pursuant to Section 1.2(a) by presenting a notice (each, a “Tellurian Removal Notice”) executed by Total to Tellurian requesting that the Total-Tellurian Director be removed. Tellurian will promptly forward a copy of the Tellurian Removal Notice to each Stockholder. Subject to Total’s compliance with Section 2.14 hereof, upon receipt of a Tellurian Removal Notice, each Stockholder must either, as requested by Total, (i) take all commercially reasonable action to duly call and convene a special meeting of the stockholders of Tellurian for the purpose of removing the Total-Tellurian Director named in the Tellurian Removal Notice (including by attending such meeting in person or by proxy for purposes of constituting a quorum) and voting all voting securities of Tellurian owned or controlled by such Stockholder for the removal of the Total-Tellurian Director named in the Tellurian Removal Notice or (ii) execute and deliver a written consent in lieu of such meeting providing for the removal of the Total-Tellurian Director named in the Tellurian Removal Notice.

(c) Vacancies.

(i) In the event that the Total-Tellurian Director ceases for any reason to serve as a member of the Board of Directors of Tellurian at any time prior to the Merger Effective Time and the Expiration Date (whether due to resignation, removal, death, disability or otherwise), the resulting vacancy on the Board of Directors of Tellurian will be filled as provided in Section 1.1(a). Subject to Total’s compliance with Section 2.14 hereof, Tellurian and each Stockholder will take the actions specified in Section 1.1(a) to cause such designated successor to be duly elected as a director at the earliest practicable time.

(ii) In the event that the Total-Magellan Director ceases for any reason to serve as a member of the Board of Directors of Magellan at any time after the Merger Effective Time and prior to the Expiration Date (whether due to resignation, removal, death, disability or otherwise), the resulting vacancy on the Board of Directors of Magellan will be filled as provided in Section 1.1(b). Subject to Total’s compliance with Section 2.14 hereof, Magellan and each Stockholder will take the actions specified in Section 1.1(b) to cause such designated successor to be duly elected as a director at the earliest practicable time.

Section 1.3 Expenses. Tellurian will reimburse the Total-Tellurian Director for his or her actual and reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of Tellurian and any committee thereof. Magellan will reimburse the Total-Magellan Director for his or her actual and reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of Magellan and any committee thereof.

Section 1.4 No Exclusive Duty. The Total-Tellurian Director shall not be required to devote any particular amount of time or resources to his or her role as a Total-Tellurian Director and the Total-Tellurian Director may have other business interests and may engage in other activities in addition to those relating to Tellurian and its subsidiaries and affiliates, and neither Tellurian, nor Tellurian’s subsidiaries, affiliates or other stockholders shall have any right in or to any of such other ventures or activities or to the income or proceeds derived therefrom. The Total-Magellan Director shall not be required to devote any particular amount of time or resources to his or her role as a Total-Magellan Director and the Total-Magellan Director may have other business interests and may engage in other activities in addition to those relating to Magellan and its subsidiaries and affiliates, and neither Magellan, nor Magellan’s subsidiaries, affiliates or other stockholders shall have any right in or to any of such other ventures or activities or to the income or proceeds derived therefrom.

Section 1.5 Observation Rights. At all times prior to the Merger Effective Time and the Expiration Date, the Total-Tellurian Director will receive notice of, and have the right to attend and observe, any and all meetings of any committee of the Board of Directors of Tellurian, except for any committee constituted or otherwise charged to consider or address a transaction or other matter in which Total or any of its affiliates has a material interest that is adverse to, or otherwise presents a conflict with respect to the interests of, Tellurian or the stockholders of Tellurian generally. At all times after the Merger Effective Time, the Total-Magellan Director will receive notice of, and have the right to attend and observe, any and all meetings of any committee of the Board of Directors of Magellan, except for any committee constituted or otherwise charged to consider or address a transaction or other matter in which Total or any of its affiliates has a material interest that is adverse to, or otherwise presents a conflict with respect to the interests of, Magellan or the stockholders of Magellan generally.

Section 1.6 Confidentiality; Use of Information. Total shall maintain, and shall cause each Total-Tellurian Director and each Total-Magellan Director, as the case may be, to maintain the confidentiality of all non-public information regarding Tellurian or Magellan of which Total, and any

Total-Tellurian Director or Total-Magellan Director, becomes aware as a result of a Total-Tellurian Director serving on the Tellurian Board or a Total-Magellan Director serving on the Total-Magellan Board. Total shall not trade in Tellurian securities or Magellan securities while in possession of material non-public information regarding Tellurian or Magellan, respectively. Confidential information provided to Total or any Total-Tellurian Director or Total-Magellan Director by or on behalf of Tellurian or Magellan may only be used by Total or any Total-Tellurian Director or Total-Magellan Director for purposes of their respective activities as a member of the Tellurian Board or Magellan Board or as an investor in Tellurian or Magellan, as applicable.

ARTICLE II

GENERAL PROVISIONS

Section 2.1 Interested Stockholder of Magellan. Magellan and the Magellan Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Magellan’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Total as a result of Total and Magellan fulfilling their obligations or exercising their rights under this Agreement, the Merger Agreement and the Purchase Agreement, including, without limitation, as a result of Total purchasing the Tellurian Common Stock from Tellurian pursuant to the terms of the Purchase Agreement and Total’s ownership of the Tellurian Common Stock, assuming that neither Total nor any “affiliate” or “associate” (as such terms are used in Section 203 of the Delaware General Corporation Law (the “DGCL”) of Total, is, or was or became at any time during the last three years, an “interested stockholder” (as such term is defined in Section 203 of the DGCL) of Magellan.

Section 2.2 Further Assurances. Each of the parties hereto agrees, without additional consideration, to execute such documents and perform such further acts as may be reasonably required or desirable to carry out or perform the provisions of this Agreement.

Section 2.3 Waiver, Amendment. Neither this Agreement nor any provision hereof shall be modified, waived, changed, discharged or terminated except by an instrument in writing, signed by all of the parties hereto (in the case of a modification) or, in all other cases, the party against whom any waiver, change, discharge or termination is sought.

Section 2.4 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties hereto.

Section 2.5 Waiver of Jury Trial. THE PARTIES HERETO IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 2.6 Submission to Jurisdiction. With respect to any suit, action or proceeding relating to this Agreement (the “Proceedings”), each party hereto irrevocably submits to the jurisdiction of the federal or state courts located in Harris County, Texas, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

Section 2.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 2.8 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Section 2.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. Delivery of a copy of this Agreement bearing an original signature by facsimile transmission or by electronic mail in “portable document format” form shall have the same effect as physical delivery of the paper document bearing the original signature.

Section 2.10 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as any party shall have specified by notice in writing to the other parties):

If to Tellurian:	Tellurian Investments Inc. 1201 Louisiana Street, Suite 3100 Houston, Texas 77002 Attn: General Counsel E-mail: daniel.belhumeur@tellurianinvestments.com

If to Total:	TOTAL Delaware, Inc. 1201 Louisiana Street Suite 1800 Houston, Texas 77002 Attn: General Counsel Email: Elizabeth.matthews@total.com With a copy to: Isabelle.salhorgne@total.com

If to Magellan:	Magellan Petroleum Corporation 1775 Sherman Street, Suite 1950 Denver, Colorado 80203 Attn: Antoine Lafargue E-mail: alafargue@magellanpetroleum.com

If to the Stockholders	To the address set forth below each Stockholder’s name on the signature page hereto.

Section 2.11 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person or entity, other than Tellurian, Total, Magellan and the Stockholders, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 2.12 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

Section 2.13 Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto and thereto in respect of the subject matter contained herein and therein.

Section 2.14 Term; Ownership Report. This Agreement shall terminate upon the occurrence of the Expiration Date. For purposes of this Agreement, the term “Expiration Date” shall mean the earlier of the first date (i) prior to the Merger Effective Time upon which Total shall own beneficially less than 10% of the outstanding shares of Tellurian Common Stock, and (ii) following the Merger Effective Time upon which Total shall own beneficially less than 10% of the outstanding shares of Magellan Common Stock. Upon the written request by Tellurian, Magellan or any of the Stockholders, Total shall promptly provide written notice and reasonably sufficient supporting documentation (the “Ownership Report”) to each of the Tellurian, Magellan and the Stockholders of the number of shares of Tellurian Common Stock or Magellan Common Stock, as applicable, then owned beneficially by Total at least five (5) business days before any of Tellurian, Magellan or the Stockholders would be required to vote or otherwise act pursuant to Article I of this Agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned have executed this Voting Agreement as of the Effective Date.

Magellan Petroleum Corporation

By:
Name:
Title:

Total Delaware, Inc.

By:
Name:
Title:

Tellurian Investments Inc.

By:
Name:
Title:

Charif Souki

Address:

Souki Family 2016 Trust

By:
Name:
Title:

Address:

Martin Houston

Address:

Schedule A

Stockholders

Charif Souki

Souki Family 2016 Trust

Martin Houston